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                                                                    EXHIBIT 10.2

                       PHILIP MORRIS BENEFIT EQUALIZATION PLAN






                             Effective September 2, 1974

                   (As amended and in effect as of January 1, 1994)

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                       PHILIP MORRIS BENEFIT EQUALIZATION PLAN



    The Philip Morris Benefit Equalization Plan governs the rights of a person whose benefits under the Retirement Plan or the Profit-Sharing Plan, or both Plans, are subject to the Statutory Limitations.

         The Plan as hereinafter set forth shall, in the case of Benefit Equalization Retirement Allowances payable under Article II, A hereof, be effective with respect to each Employee whose date of retirement (as specified in an application for retirement under Article II, B of the PM Retirement Plan) is on or after April 1, 1993 or who has filed an application for an Optional Payment pursuant to Article II, C(2) of the Plan after March 1, 1992. The rights of a person who retired or otherwise terminated employment before March 1, 1993 shall be governed by the provisions of the Plan as in effect on the date of retirement or other termination of employment, unless an application for an Optional Payment was filed after March 1, 1992.

         The Plan as hereinafter set forth shall, in the case of Benefit Equalization Profit-Sharing Allowances payable under Article II, B hereof, be effective with respect to Employees whose date of retirement or other termination of employment is on or after April 1, 1993 or who has filed an application for an Optional Payment pursuant to Article II, C(2) of the Plan after March 1, 1992. The rights of a person who retired or otherwise terminated employment before April 1, 1993 shall be governed by the provisions of the Plan as in effect on the date of retirement or other termination of employment, unless an application for an Optional Payment was filed after March 1, 1992.

         That portion of the Philip Morris Benefit Equalization Plan which provides benefits to a Beneficiary solely in excess of the Section 415 Limitations shall be treated as a separate plan from that portion of the Plan which provides benefits to a Beneficiary attributable solely to the Compensation Limitation or to the Compensation Limitation and the Section 415 Limitations.

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                                      ARTICLE I

                                     DEFINITIONS


    The following terms as used herein shall have the meanings set forth below. Capitalized terms used herein and not defined below shall have the meanings set forth in the PM Retirement Plan or the Profit-Sharing Plan, as the context may require.

         (a) "ACTUARIAL EQUIVALENT" shall mean a benefit which is equivalent in value to the benefit otherwise payable pursuant to the terms of the Plan, based on the actuarial principles and assumptions set forth in Exhibit "I" to the PM Retirement Plan; provided, however, that a Single Sum Payment shall be the Actuarial Equivalent of the Benefit Equalization Retirement Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Retired Employee, using the actuarial principles and assumptions set forth in Exhibit "A" to the Plan.

         (b) "ALLOWANCES" shall mean a Benefit Equalization Retirement Allowance and a Benefit Equalization Profit-Sharing Allowance.

         (c) "BENEFICIARY" shall mean an Employee or the Spouse or other beneficiary of such Employee whose benefits under the Retirement Plan or Profit-Sharing Plan, or both Plans, are subject to the Statutory Limitations.

         (d) "BENEFIT EQUALIZATION PROFIT-SHARING ALLOWANCE" or "PROFIT-SHARING ALLOWANCE" shall mean the benefit determined under Article II, B hereof and payable at the time and in the manner set forth in Article II, D hereof.

         (e) "BENEFIT EQUALIZATION JOINT AND SURVIVOR ALLOWANCE" shall mean the total amount payable during a twelve (12) month period as a reduced Benefit Equalization Retirement Allowance to a Retired Employee for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Benefit Equalization Retirement Allowance payable to the Retired Employee, which together shall be the Actuarial Equivalent of the Benefit Equalization Retirement Allowance of the Retired Employee.

         (f) "BENEFIT EQUALIZATION OPTIONAL PAYMENT ALLOWANCE" shall mean (1) the total amount payable during a twelve (12) month period in accordance with one of the payment methods described in Article II, A(4)(d) of the PM Retirement Plan designated by the Employee in the application for an Optional Payment under Article II, C(2) hereof pursuant to which the Employee receives for life after his retirement a reduced Benefit Equalization Retirement Allowance and after his death after retirement his beneficiary receives for life a benefit according to the option elected by

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    the Employee, which together shall be the Actuarial Equivalent of the
    Benefit Equalization Retirement Allowance payable in equal monthly payments for the life of the Employee after his retirement, or (2) the total amount payable during a twelve (12) month period in accordance with one of the payment methods described in Article II, A(4)(d) of the PM Retirement Plan pursuant to an election described in Article II, A(4)(c) of the PM Retirement Plan and designated by the Employee in the application for an Optional Payment under Article II, C(2) hereof pursuant to which the Employee receives for life after his retirement a reduced Benefit Equalization Retirement Allowance and after his death his beneficiary receives for life a benefit according to the option elected by the Employee, which together shall be the Actuarial Equivalent of the Benefit Equalization Retirement Allowance accrued to the date of election.

         (g) "BENEFIT EQUALIZATION RETIREMENT ALLOWANCE" shall mean the benefit determined under Article II, A hereof and payable at the time and in the manner set forth in Article II, C, provided, that payment to a Retired Employee in any form shall be the Actuarial Equivalent of a Benefit Equalization Retirement Allowance expressed as a benefit payable in equal monthly payments during a twelve (12) month period for the life of the Retired Employee commencing at the Retired Employee's Normal Retirement Age.

         (h) "BENEFIT EQUALIZATION SURVIVOR ALLOWANCE" shall mean the total amount payable during a twelve (12) month period in equal monthly payments for the life of the Spouse of a Deceased Employee or deceased Retired Employee who has died after the date of his retirement and prior to the date his Optional Payment under Paragraph I(r)(i) or (ii) hereof commences to be paid in an amount equal to one-half of the reduced Benefit Equalization Retirement Allowance which would have been payable as a Benefit Equalization Joint and Survivor Allowance to the Deceased Employee or deceased Retired Employee.

         (i) "CHANGE IN CIRCUMSTANCE" shall mean (1) the marriage of the Employee or Retired Employee, (2) the divorce of the Employee or Retired Employee from his Spouse, provided such Spouse was designated as the beneficiary in the currently effective application to receive an Optional Payment, or the Employee or Retired Employee elected to receive an Optional Payment pursuant to clause (i) of Paragraph (r) hereof, (3) the death of the beneficiary designated in the application to receive an Optional Payment, or (4) a medical condition, based on medical evidence satisfactory to the Administrator, which is expected to result in the death of the beneficiary (including the Spouse) who is designated to receive a benefit after the death of the Retired Employee in accordance with the application to receive an Optional Payment originally filed with the Administrator, within five (5) years of the filing of an application for change in Optional Payment method pursuant to Article II, C(2) or Article II,D(2) hereof.

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         (j)  "COMMITTEE" shall mean the Corporate Employee Benefit Committee of the Company charged with the administration of the Plan as from time to time constituted.

         (k)  "COMPANY" shall mean Philip Morris Companies Inc.

         (l) "COMPENSATION LIMITATION" shall mean the limitation of Section 401(a)(17) of the Code on the annual compensation of an Employee which may be taken into account under the Plans.

         (m) "DEFERRED RETIREMENT ALLOWANCE" shall mean the Retirement Allowance payable pursuant to Article II, A(2) of the PM Retirement Plan.

         (n) "EARLY RETIREMENT ALLOWANCE" shall mean the Retirement Allowances payable pursuant to Article II, A(3) of the PM Retirement Plan.

         (o) "EMPLOYEE" shall mean any person employed by a Participating Company on a salaried basis whose benefits under the Retirement Plan or Profit-Sharing Plan, or both Plans, are subject to the Statutory Limitations.

         (p) "FULL RETIREMENT ALLOWANCE" shall mean the Retirement Allowance payable pursuant to Article II, A(1) of the PM Retirement Plan.

         (q) "FUND" shall mean the trust fund provided for in the Profit-Sharing Plan and established under the trust agreement with respect to the Profit-Sharing Plan.


         (r) "OPTIONAL PAYMENT" shall mean (1) in the case of a Benefit Equalization Retirement Allowance, the following optional forms in which the Benefit Equalization Retirement Allowance of an Employee who has made an election pursuant to Article II, C(2) hereof may be paid: (i) in equal monthly payments for the life of the Retired Employee, (ii) as a Benefit Equalization Joint and Survivor Allowance, or (iii) as a Benefit Equalization Optional Payment Allowance, and (2) in the case of a Benefit Equalization Profit-Sharing Allowance, any of the methods of distribution permitted under Article VI of the Profit-Sharing Plan (other than a Single Sum Payment payable at the time specified in Article II, D(1) hereof) and in the event the Retired Employee dies before distribution of his Benefit Equalization Profit-Sharing Allowance is made, commences to be made or is fully distributed, to the beneficiary designated in the notification set forth in Article II, E, hereof, in accordance with the method of distribution specified in such notification; provided however, that an Employee may not revoke or modify the method or the timing of any distribution of his Benefit Equalization Profit-Sharing Allowance later than at the times specified in Article II, D(2) hereof. Any election to receive an Optional Payment with respect to a Retired Employee's Allowances under the Plan shall be

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    independent of any election with respect to his benefits payable under the Retirement Plan, the Profit-Sharing Plan, or any other plan of a member of the Controlled Group.

         (s) "PARTICIPATING COMPANY" shall mean the Company and any other corporation which is a member of the Controlled Group and which, with the approval of the Committee, determines to participate in the Plan for the benefit of its eligible employees and executes such instruments of participation as the Committee deems necessary.

         (t) "PLAN" shall mean the Philip Morris Benefit Equalization Plan described herein and in any amendments hereto.

         (u)  "PLANS" shall mean the Retirement Plan and the Profit-Sharing
    Plan.

         (v) "PM RETIREMENT PLAN" shall mean the Philip Morris Salaried Employees' Retirement Plan, effective as of September 1, 1978 and as amended from time to time.

         (w) "PROFIT-SHARING PLAN" shall mean the Philip Morris Deferred Profit-Sharing Plan, effective January 1, 1956 and as amended from time to time.

         (x) "RETIREMENT PLAN" shall mean the PM Retirement Plan and each other defined benefit plan qualified under Section 401(a) of the Code maintained by a member of the Controlled Group in which an Employee has an accrued benefit, other than a defined benefit plan whose benefits in excess of the Statutory Limitations are payable from one or more of the following plans maintained by a member of the Controlled Group other than a Participating Company: (1) an excess benefit plan (as defined in Section 3(36) of ERISA), or (2) a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

         (y) "SECTION 415 LIMITATIONS" shall mean: (1) in the case of the Retirement Plan, the limitations on benefits applicable to defined benefit plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder, and (2) in the case of the Profit-Sharing Plan, the limitations on contributions applicable to defined contribution plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder.

         (z) "SINGLE SUM PAYMENT" shall mean (1) in the case of a Benefit Equalization Retirement Allowance, the normal form of distribution to a Retired Employee who is eligible for a Full, Deferred or Early Retirement Allowance, which distribution shall be made in one payment to the Retired Employee (or his Spouse or

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    other beneficiary) at the time set forth in Article II, C(1)(a) hereof and which is the Actuarial Equivalent of the Benefit Equalization Retirement Allowance payable in equal monthly payments during a twelve
    (12) month period for the life of the Retired Employee and (2) in the case of a Benefit Equalization Profit-Sharing Allowance, the normal form of distribution of the balance to the credit of a Retired
    Employee as determined in accordance with Article II, B hereof, which distribution shall be made in one payment to the Retired Employee (or his Spouse or other beneficiary) at the time set forth in Article II, D(1) hereof.

         (aa) "STATUTORY LIMITATIONS" shall mean (1) the Section 415 Limitations and (2) the Compensation Limitation.

         (ab) "VESTED RETIREMENT ALLOWANCE" shall mean the Retirement Allowance payable pursuant to Article II, A(6) of the PM Retirement Plan.

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                                      ARTICLE II

                    BENEFIT EQUALIZATION RETIREMENT ALLOWANCES AND BENEFIT EQUALIZATION PROFIT-SHARING ALLOWANCES


A. Benefit Equalization Retirement Allowances and other benefits payable under this Plan shall be as follows:

    (1) (a) The Benefit Equalization Retirement Allowance with respect to a Retired Employee who has retired on a Full, Deferred or Early Retirement Allowance shall equal the amount by which the Full, Deferred or Early Retirement Allowance under the Retirement Plan accrued to the date of retirement, if computed without regard to the Statutory Limitations, exceeds the amount of the Full, Deferred or Early Retirement Allowance actually payable under the Retirement Plan; provided, however, that in the event the Benefit Equalization Retirement Allowance with respect to the Retired Employee is paid in a Single Sum Payment pursuant to Paragraph C(1)(a) hereof prior to the Retired Employee's Benefit Commencement Date, the amount of such Benefit Equalization Retirement Allowance shall equal the amount by which the Full, Deferred or Early Retirement Allowance under the Retirement Plan accrued to the date of retirement, if computed without regard to the Statutory Limitations, is reasonably estimated by the Administrator to exceed the amount of the Full, Deferred or Early Retirement Allowance which is projected by the Administrator to be actually payable under the Retirement Plan.

         (b)  (i)  The Spouse of a Retired Employee described in Subparagraph
(1)(a) above whose request for an Optional Payment pursuant to Article I(r)(1)(i) or (ii) hereof has been granted by the Management Committee, but who has died after the date of his retirement and prior to the date his Optional Payment commences to be paid shall be eligible to receive a Benefit Equalization Survivor Allowance.

              (ii) The beneficiary of a Retired Employee described in Subparagraph (1)(a) above whose request for a Benefit Equalization Optional Payment Allowance pursuant to Article I(f)(1) has been granted by the Management Committee, but who has died after the date of his retirement and prior to the date his Optional Payment commences to be paid shall be eligible to receive that portion of the Benefit Equalization Optional Payment Allowance elected by the Retired Employee which is payable after the death of the Retired Employee.

    (2) (a) The Benefit Equalization Retirement Allowance with respect to a Retired Employee who is only eligible for a Vested Retirement Allowance and who is living on his Benefit Commencement Date shall equal the amount by which the Vested Retirement Allowance under the Retirement Plan accrued to the date of his termination of employment

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with the Controlled Group, if computed without regard to the Statutory
Limitations, exceeds the amount of the Vested Retirement Allowance actually payable under the Retirement Plan.

         (b) The Spouse of a Retired Employee described in Subparagraph 2(a) above who has died after termination of his employment with the Controlled Group and prior to his Benefit Commencement Date shall be eligible to receive a Benefit Equalization Survivor Allowance.

    (3) (a) The Spouse of a Deceased Employee who has died prior to the date of his retirement or other termination from the service of any member of the Controlled Group shall be eligible to receive a Benefit Equalization Survivor Allowance unless the Management Committee has granted the request of the Deceased Employee to receive a Benefit Equalization Optional Payment Allowance described in Article I(f)(2) hereof in which event such Spouse shall receive the Benefit Equalization Survivor Allowance accrued after the date specified in the election.

         (b) The beneficiary of a Deceased Employee or deceased Retired Employee whose request for a Benefit Equalization Optional Payment Allowance described in Article I(f)(2) has been granted by the Management Committee shall be eligible to receive that portion of the Benefit Equalization Optional Payment Allowance elected by the Retired Employee which is payable after the death of the Deceased Employee or deceased Retired Employee.


B. Benefit Equalization Profit-Sharing Allowances payable under this Plan shall be as follows:

    The Benefit Equalization Profit-Sharing Allowance with respect to a Retired Employee shall equal the amounts which would have been credited, but were not credited to his Company Account as a result of the Statutory Limitations. All such amounts shall be deemed to have been invested in Part C of the Fund and valued in accordance with the provisions of the Profit-Sharing Plan.


C.  Commencement and termination of Benefit Equalization Retirement Allowances:

    (1) (a) The Benefit Equalization Retirement Allowance payable pursuant to Paragraph A(1)(a) hereof shall be distributed to the Retired Employee in a Single Sum Payment no later than sixty (60) days following the Retired Employee's date of retirement (or, if the Retired Employee dies after the date of retirement and before distribution of his Single Sum Payment is made, to his beneficiary as determined pursuant to Paragraph E hereof, in a Single Sum Payment within sixty (60) days following the date of the Retired

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Employee's death) unless the Employee has elected to have distribution of his
Benefit Equalization Retirement Allowance made in accordance with Subparagraph
(2) hereof.

         (b) The Benefit Equalization Retirement Allowance payable pursuant to Paragraph A(2)(a) hereof shall be distributed as an Optional Payment under
Article I(r)(1)(i) or (ii) hereof (which Optional Payment shall be in the same form which the Retired Employee's benefits are paid from the PM Retirement Plan) and shall commence on the Employee's Benefit Commencement Date.

         (c) (i) The Benefit Equalization Survivor Allowance payable pursuant to Paragraphs A(1)(b)(i), (A)(2)(b) and A(3)(a) hereof shall commence to be paid on the later of (A) the first day of the calendar month coincident with or next following the date the Deceased Employee or deceased Retired Employee would have attained the age of fifty-five (55) years, or (B) the first day of the calendar month in which the Deceased Employee or deceased Retired Employee died, provided that the Spouse may elect in accordance with the provisions of Article II, A(5)(c) or (f) of the PM Retirement Plan, as applicable to the Spouse, that the Benefit Equalization Survivor Allowance shall commence on the first day of any month thereafter, but not later than the first day of the calendar month in which the Deceased Employee or deceased Retired Employee would have attained his Normal Retirement Age. Any such Benefit Equalization Survivor Allowance shall terminate with the payment due on the first day of the month in which the Spouse dies.

              (ii) The benefit payable to the beneficiary of the Deceased Employee or deceased Retired Employee pursuant to Paragraph A(1)(b)(ii) or (3)(b) hereof shall commence on the first day of the calendar month following the month in which the Deceased Employee or deceased Retired Employee died.

    (2) An Employee who is eligible to retire on a Full, Deferred or Early Retirement Allowance and whose Benefit Equalization Retirement Allowance is otherwise payable in a Single Sum Payment pursuant to Paragraph C(1)(a) hereof may make application to the Administrator to receive an Optional Payment. The application may be filed prior to the date the Employee is eligible for an Early Retirement Allowance and shall specify the form of Optional Payment, the beneficiary and the date on which the Optional Payment is to commence to be made, which date shall be on or before the first day of the month coincident with or next preceding the Employee's Required Benefit Commencement Date, but in no event shall the Employee's Optional Payment commence to be paid prior to the later of the first day of the month following the first anniversary of the date of the filing of his application with the Administrator or the Employee's Benefit Commencement Date; provided, however, that in the event the Employee or former Employee incurs a Change in Circumstance on or after the date of the filing of the application and prior to the date his Optional Payment commences to be paid, the Employee or former Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance,

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but in no event later than the date his Optional Payment is to commence, to change the form of Optional Payment or to change the beneficiary who is designated to receive a benefit after the death of the Retired Employee in accordance with the Optional Payment method originally filed with the Administrator; provided, further that any election to change the form of Optional Payment filed after the date of his retirement and prior to the date his Optional Payment is to commence may only change the form of Optional Payment
to one of the forms specified in Article I(r)(i) or (ii) hereof.   In the case
of an Employee who eighteen (18) months prior to attaining the age of sixty-five
(65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application to receive an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Employee attains the age of sixty-five (65) years. The Administrator shall notify the Management Committee of all applications for an Optional Payment.
The Management Committee may grant or deny any such application in its sole and absolute discretion. Any such application shall be of no force and effect if
(i) the Employee does not retire on a Full, Deferred or Early Retirement Allowance, (ii) the Employee incurs a disability at any time before the date his Optional Payment commences to be made which causes him to be eligible for benefits under the Philip Morris Long-Term Disability Plan, or (iii) the Employee is retired for ill health, disability or hardship under Article II, A(3)(a) of the PM Retirement Plan, provided that in the event the application is of no force and effect under clauses (ii) or (iii) hereof, payment of the Employee's Benefit Equalization Retirement Allowance shall be made in a Single Sum Payment pursuant to Paragraph C(1)(a) hereof within sixty (60) days of the date of his retirement, but otherwise such application shall be irrevocable and effective on the Employee's retirement on a Full, Deferred or Early Retirement Allowance and the Employee's benefits shall commence on the date specified in the application; provided, however, that (A) if within the one (1) year period following the date of the filing of the application with the Administrator the Employee's service with any member of the Controlled Group is involuntarily terminated other than by reason of the Employee's death, disability or misconduct (as determined by the Management Committee), such Employee's Optional Payment shall commence to be paid on the Employee's Benefit Commencement Date, or (B) if within the one (1) year period following the date of the filing of the application with the Administrator the Employee voluntarily retires or his employment is terminated for misconduct (as determined by the Management Committee) by any member of the Controlled Group, the Optional Payment shall be reduced as specified in Paragraph C(4)(a) hereof.

    (3) (a) Notwithstanding the preceding provisions of this Paragraph, the Committee may cause the distribution of the Benefit Equalization Retirement Allowance to any group of similarly situated Beneficiaries in a Single Sum Payment or as an Optional Payment.

         (b) Notwithstanding the preceding provisions of this Paragraph, the Administrator shall distribute an Employee's Benefit Equalization Retirement Allowance in a

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Single Sum Payment if the Benefit Equalization Retirement Allowance payable in equal monthly payments is not more than $250 per month.

    (4) (a) The Benefit Equalization Retirement Allowance payable to an Employee pursuant to clause (B) of Paragraph C(2) hereof shall be further reduced by one percent (1%) for each month (or portion of a month) by which the month in which the Employee's termination of employment precedes the first anniversary of the filing of the application with the Administrator.

         (b) Any Benefit Equalization Survivor Allowance or Benefit Equalization Optional Payment Allowance payable under this Plan to any Beneficiary other than a Retired Employee commencing at an age other than the Retired Employee's Normal Retirement Age shall be the Actuarial Equivalent of the Beneficiary's benefit payable pursuant to the terms of the Plan in equal monthly payments for life commencing at the Retired Employee's Normal Retirement Age.


D.  Commencement and termination of Benefit Equalization Profit-Sharing
    Allowances:

    (1) The Benefit Equalization Profit-Sharing Allowance payable pursuant to Paragraph B shall be distributed to the Retired Employee in a Single Sum Payment no later than sixty (60) days following the Retired Employee's date of retirement (or, if the Retired Employee dies after the date of retirement and before distribution of his Single Sum Payment is made, to his beneficiary as determined pursuant to Paragraph E hereof, in a Single Sum Payment within sixty
(60) days following the date of the Retired Employee's death) unless the Employee's Benefit Equalization Profit-Sharing Allowance is distributed in accordance with Subparagraph (2) hereof.

    (2) An Employee who is eligible for a Benefit Equalization Profit-Sharing Allowance may make application to the Administrator to receive an Optional Payment. The application shall specify the form of Optional Payment, the beneficiary and the date on which the Optional Payment is to be paid or commence to be paid, which date shall be on or before the first day of the month coincident with or next preceding the Employee's Required Benefit Commencement Date, but in no event shall the Employee's Optional Payment commence to be paid prior to the later of the first day of the month following the first anniversary of the date of the filing of his application with the Administrator or the Employee's date of retirement; provided, however, that in the event the Employee or former Employee has elected to receive his Optional Payment over the joint life expectancies of the Employee and his beneficiary and incurs a Change in Circumstance described in Article I(i)(2), (3) or (4) hereof on or after the date of the filing of the application and prior to the date his Optional Payment commences to be paid, the Employee or former Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than the date his Optional Payment commences to be made to designate a new

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beneficiary or elect to receive his Optional Payment over the life expectancy of the Employee or former Employee. In the case of an Employee who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application to receive an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Employee attains the age of sixty-five (65) years. The Administrator shall notify the Management Committee of all applications for an Optional Payment. The Management Committee may grant or deny any such application in its sole and absolute discretion. If within the one (1) year period following the date of the filing of the application with the Administrator the Employee voluntarily retires (other than for ill health, disability or hardship under Article II, A(3)(a) of the PM Retirement Plan), voluntarily terminates his employment with his Participating Company (other than for a disability which causes him to be eligible for benefits under the Philip Morris Long-Term Disability Plan) or his employment is terminated for misconduct (as determined by the Management Committee) by any member of the Controlled Group, the Optional Payment shall be reduced in the same manner as specified in Paragraph C(4)(a) hereof. If the Employee dies after the date of retirement and prior to the date his Benefit Equalization Profit-Sharing Allowance is paid or commences to be paid, payment shall be made to his designated beneficiary commencing in the form and on the date specified in the application and if no such form or commencement date shall be specified in the application, to his designated beneficiary in a Single Sum Payment within sixty (60) days of the date of his death.

    (3) (a) Notwithstanding the preceding provisions of this Paragraph, the Committee may cause the distribution of the Benefit Equalization Profit-Sharing Allowance to any group of similarly situated Beneficiaries in a Single Sum Payment or as an Optional Payment.

         (b) Notwithstanding the preceding provisions of this Paragraph, the Administrator shall distribute an Employee's Benefit Equalization Profit-Sharing Allowance in a Single Sum Payment if the value of such Benefit Equalization Profit-Sharing Allowance is not more than $10,000.


E.  Application or Notification for payment of Allowances:

    An application for a Retirement Allowance, Survivor Allowance or optional form of benefit under the Retirement Plan shall be deemed notification to the Administrator that payment of the Benefit Equalization Retirement Allowance or other benefit is to be made or commence to be made to the Retired Employee, Spouse

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

or other beneficiary in accordance with the terms of this Plan. An application for distribution of the Employee's Accounts shall be deemed notification to the Administrator that payment of the Benefit Equalization Profit-Sharing Allowance is to be made or commence to be made to the Retired Employee, Spouse or other beneficiary in accordance with the terms of this Plan. In the event the Employee shall not have elected an Optional Payment method with respect to his Benefit Equalization Retirement Allowance, any such notification shall specify the beneficiary to whom payment of the Single Sum Payment shall be made in the event the Employee dies after the date of his retirement and prior to the date the Single Sum Payment is made, provided, that if the Employee shall fail to designate a beneficiary or if the beneficiary shall predecease the Employee, the Administrator shall distribute the Single Sum Payment to the duly authorized representative of the former Employee's estate.

                                     ARTICLE III

                       FUNDS FROM WHICH ALLOWANCES ARE PAYABLE


    Individual accounts shall be established for the benefit of each Beneficiary under the Plan. Separate individual accounts shall be established for that portion of each Beneficiary's benefits under the Plan attributable solely to the Section 415 Limitations, and for that portion of each Beneficiary's benefits under the Plan attributable solely to the Compensation Limitation, or to the Compensation Limitation and the Section 415 Limitations. If any portion of a Beneficiary's benefits are attributable to the Compensation Limitation, the total amount of all benefits payable to the Beneficiary under the Plan shall be paid from that portion of the Plan which provides benefits attributable solely to the Compensation Limitation or to the Compensation Limitation and the Section 415 Limitations. Any benefits payable from an individual account shall be payable solely to the Beneficiary for whom such account was established. The Plan shall be unfunded. All benefits intended to be provided under the Plan shall be paid from time to time from the general assets of the Employee's Participating Company and paid in accordance with the provisions of the Plan; provided, however, that the Participating Companies reserve the right to meet the obligations created under the Plan through one or more trusts or other agreements. The contributions by each Participating Company on behalf of its Employees to the individual accounts established pursuant to the provisions of the Plan, whether in trust or otherwise, shall be in an amount which such Participating Company, with the advice of an actuary, determines to be sufficient to provide for the payment of the benefits under the Plan.

                                      ARTICLE IV

             THE CORPORATE EMPLOYEE BENEFIT COMMITTEE AND ITS DELEGATEES


    The general administration of the Plan shall be vested in the Committee, the Management Committee and the Administrator.

    All powers, rights, duties and responsibilities assigned to the Committee, the Management Committee and the Administrator under the Retirement Plan applicable to this Plan shall be the powers, rights, duties and responsibilities of the Committee, the Management Committee and the Administrator under the terms of this Plan, except that the Committee, the Management Committee and the Administrator shall not be fiduciaries (within the meaning of Section 3(21) of ERISA) with respect to that portion of the Plan which is intended to be exempt from the requirements of ERISA pursuant to Section 4(b)(5) thereof.

                                      ARTICLE V

                       AMENDMENT AND DISCONTINUANCE OF THE PLAN


    The Board may, from time to time, and at any time, amend the Plan;
provided, however, that authority to amend the Plan is delegated to the following committees or individuals where approval of the Plan amendment or amendments by the shareholders of the Company is not required: (1) to the Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $10,000,000, (2) to the Management Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $4,000,000, (3) to the Administrator, if the amendment (or amendments) will not increase the annual cost of the Plan by $500,000.

    Any amendment to the Plan may effect a substantial change in the Plan and may include (but shall not be limited to) any change deemed by the Company to be necessary or desirable to obtain tax benefits under any existing or future laws or rules or regulations thereunder; provided, however, that no such amendment shall deprive any Beneficiary of any Allowances accrued at the time of such amendment.

    The Plan may be discontinued at any time by the Board; provided, however, that such discontinuance shall not deprive any Beneficiary of any Allowances accrued at the time of such discontinuance.

                                      ARTICLE VI

                                FORMS; COMMUNICATIONS


    The Management Committee shall provide such appropriate forms as it may deem expedient in the administration of the Plan and no action to be taken under the Plan for which a form is so provided shall be valid unless upon such form. All communi-cations concerning the Plan shall be in writing addressed to the Committee, the Management Committee or the Administrator at such address as may from time to time be designated. No communication shall be effective for any purpose unless received by the Committee, the Management Committee or the Administrator.

                                     ARTICLE VII

                             INTERPRETATION OF PROVISIONS


    The Management Committee shall have the full power and authority to grant or deny requests for payment of a Benefit Equalization Retirement Allowance in accordance with a form of distribution authorized under the Retirement Plan and the Committee shall have full power and authority with respect to all other matters arising in the administration, interpretation and application of the Plan. Any member of the Management Committee who makes a request for payment of a Benefit Equalization Retirement Allowance in accordance with a form of distribution authorized under the Retirement Plan shall excuse himself from any and all deliberations and decisions of the Management Committee in connection with such request.

                                     ARTICLE VIII

                             CHANGE IN CONTROL PROVISIONS


A. In the event of a Change of Control, each Employee shall be fully vested in his Allowances and any other benefits accrued through the date of the Change of Control ("Accrued Benefits"). Each Employee (or his beneficiary) shall, upon the Change of Control, be entitled to a lump sum in cash, payable within 30 days of the Change of Control, equal to the actuarial equivalent of his Accrued Benefits, determined using actuarial assumptions no less favorable than those used under the Supplemental Management Employees' Retirement Plan immediately prior to the Change of Control.


B.  Definition of Change of Control.

    "Change of Control" shall mean the happening of any of the following events:

    (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this Section B; or

    (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (3) Approval by the shareholders of the Company of a reorganization, merger, share exchange or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (4) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

                                      EXHIBIT A

                       PHILIP MORRIS BENEFIT EQUALIZATION PLAN

             ACTUARIAL ASSUMPTIONS USED TO CALCULATE A SINGLE SUM PAYMENT


    INTEREST RATE: Average of the interest rates established by the Pension Benefit Guaranty Corporation to value immediate annuities in the case of a plan termination for the 24 months preceding the Employee's date of retirement, less 1/2 of 1%.

    MORTALITY ASSUMPTION:  UP-1984 Unisex Mortality Table



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